UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 12, 2018, Enphase Energy, Inc., a Delaware corporation (“Enphase”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SunPower Corporation, a Delaware corporation (“SunPower”), to purchase assets primarily relating to SunPower’s microinverter business (the “Business”).
Subject to the terms and conditions of the Purchase Agreement, Enphase will acquire intellectual property, technology and other assets primarily relating to the Business, and will assume certain contracts and other liabilities of the Business, for the following consideration: (i) $15,000,000 payable in cash at the closing under the Purchase Agreement (the “Closing”); (ii) 7,500,000 shares of Enphase common stock issuable to SunPower at the Closing (the “Closing Shares”); and (iii) an additional cash payment of $10,000,000 payable by Enphase to SunPower on the earlier of the four month anniversary of the Closing and December 28, 2018.
The Closing is subject to the satisfaction of certain closing conditions, including (i) compatibility of the parties’ products and systems; (ii) the absence of any judgment, order, degree, stipulation, injunction, action, suit or other legal or regulatory proceeding that would prevent the consummation of the transactions under the Purchase Agreement; (iii) the absence of any material adverse effect on the Business or Enphase; and (iv) the receipt of required third-party consents under acquired contracts and assets.
In addition, as conditions to the Closing, Enphase and SunPower will enter into (i) a Master Supply Agreement under which SunPower will exclusively procure module level power electronics and related equipment for use in the U.S. residential market from Enphase for a period of five years and (ii) a Stockholders Agreement to establish certain SunPower rights and obligations related to the Closing Shares, including SunPower’s right to appoint one person to the Enphase board of directors, a six-month lock up period, certain additional transfer restrictions on the Closing Shares, registration rights, and voting, standstill and other undertakings by SunPower.
The Purchase Agreement also contains customary covenants, including covenants regarding the pre-Closing operation of the Business, access to information, cooperation, and no-shop and exclusivity provisions.
The representations and warranties in the Purchase Agreement are the product of negotiations between Enphase and SunPower and are made to, and solely for the benefit of, the party to whom the representations and warranties are made. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties, and may not be relied upon by any other person. Subject to certain limitations, SunPower, on the one hand, and Enphase, on the other hand, have agreed to indemnify the other for breaches of representations, warranties, and covenants and other specified matters as a generally exclusive remedy. An indemnifying party’s indemnification obligations are limited to the amount of the claimed losses in excess of the applicable deductible and subject to caps and other limitations specified in the Purchase Agreement.
Either party may terminate the Purchase Agreement if the Closing has not occurred by December 1, 2018 or such later date as agreed to by the parties. The Purchase Agreement is subject to certain other customary provisions permitting termination by the parties.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The Purchase Agreement should be read for a more complete understanding of the transactions under the Purchase Agreement. The foregoing description of the Purchase Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.
Safe Harbor Statement
This Current Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with transactions under the Purchase Agreement, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, the inability to complete the transactions under the Purchase Agreement due to the failure to satisfy the conditions to completion of the transaction, and failure to obtain, delays in obtaining or adverse conditions contained in any approvals or consents for the transactions under the Purchase Agreement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Enphase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in the Company’s filings with the Securities and Exchange Commission.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 relating to the sale and issuance of the Closing Shares to SunPower at the Closing under the Purchase Agreement is incorporated herein by reference.
The Closing Shares issuable to SunPower upon the satisfaction of the closing conditions set forth in the Purchase Agreement will be issued in reliance on the exemption from the registration provisions of Section 4(a)(2) of the Securities Act of 1933 relating to sales by an issuer not involving any public offering.
Item 7.01 Regulation FD Disclosure.
On June 12, 2018, Enphase issued a press release announcing that it entered into the Purchase Agreement. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
Additionally, on June 12, 2018, Enphase will host an investor call to discuss the transactions under the Purchase Agreement and the related Master Supply Agreement. A copy of the presentation to be used by management in conjunction with the investor call is furnished with this Current Report as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, and in Exhibit 99.1 and Exhibit 99.2 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or such Exhibit 99.2 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit number	Description
2.1

Asset Purchase Agreement, dated June 12, 2018, between Enphase Energy, Inc. and SunPower Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to this agreement are omitted, a copy of which Enphase agrees to furnish supplementally to the Securities and Exchange Commission upon request).

99.1	Press Release of Enphase Energy, Inc., dated June 12, 2018 (such exhibit is furnished and not filed).
99.2	Presentation for Investor Meeting on June 12, 2018 (such exhibit is furnished and not filed).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2018	ENPHASE ENERGY, INC.

	By:	/s/ Badri Kothandaraman
Badri Kothandaraman
Chief Executive Officer